UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2022 (December 28, 2022)

ICONIC SPORTS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-40953 (Commission File Number)	98-1596288 (I.R.S. Employer Identification No.)

190 Elgin Avenue George Town, Grand Cayman Cayman Islands (Address of principal executive offices)	KY1-9008 (Zip Code)

+44 (0) 2703 93702

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	ICNC.U	New York Stock Exchange
Class A ordinary shares included as part of the Units	ICNC	New York Stock Exchange
Warrants included as part of the Units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ICNC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 28, 2022, Iconic Sports Acquisition Corp. (the “Company”) issued an unsecured convertible promissory note (the “Convertible Promissory Note”) to Iconic Sports Management LLC (the “Sponsor”), pursuant to which the Company may borrow $750,000 (the “Working Capital Loan”) from the Sponsor for general corporate purposes. Such loan may, at the Sponsor’s discretion, be converted into warrants to purchase Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Shares”), at a conversion price of $1.00 per warrant (the “Working Capital Warrants”), with each Working Capital Warrant entitling the Sponsor to purchase one Class A Share at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s initial public offering that was consummated on October 26, 2021 (the “Private Placement Warrants”). The Working Capital Loan will not bear any interest and will be repayable by the Company to the Sponsor, if not converted or repaid on the effective date of an initial merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses. The maturity date of the Working Capital Loan may be accelerated upon the occurrence of an Event of Default (as defined under the Convertible Promissory Note). The Company granted customary registration rights to the Sponsor with respect to any Working Capital Warrants and any Class A Shares that may be issued upon exercise of any Working Capital Warrants. Such securities shall constitute “Registrable Securities” pursuant to that certain Registration and Shareholder Rights Agreement, dated October 26, 2021, by and among the Company, the Sponsor and certain shareholders of the Company. Further, each newly issued Working Capital Warrant shall bear the same transfer restrictions that apply to the Private Placement Warrants, as contemplated by the Letter Agreement, dated October 26, 2021, by and among the Company, the Sponsor and the Company’s officers and directors.

The foregoing description of the Convertible Promissory Note does not purport to be complete and is qualified in its entirety by the terms and conditions of thereof. A copy of the Convertible Promissory Note is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 to the extent required herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein.

Any Working Capital Warrants issuable upon conversion of the Convertible Promissory Note or any Class A Shares issuable upon exercise of Working Capital Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and will, unless otherwise registered, be issued in reliance on exemptions from registration requirements provided by the Securities Act.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Convertible Promissory Note, dated December 28, 2022 and issued to Iconic Sports Management LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 30, 2022	ICONIC SPORTS ACQUISITION CORP.

		By:	/s/ Fausto Zanetton
		Name:	Fausto Zanetton
		Title:	Chief Financial Officer and Co-Chief Executive Officer

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